Exhibit 99.1

Ensysce Biosciences, Inc. Announces $5 Million Concurrent Registered Direct

Offering and Exercise of Warrants

SAN DIEGO, CA / ACCESSWIRE / August 29, 2024 / Ensysce Biosciences, Inc. (NASDAQ: ENSC) (“Ensysce” or the “Company”), a clinical-stage pharmaceutical company developing innovative solutions for severe pain relief while reducing the potential for opioid abuse and overdose, today announced that it has entered into definitive agreements, providing the Company with aggregate gross proceeds of $5 million, for the issuance and sale of an aggregate of 3,553,194 of its shares of common stock (or common stock equivalents in lieu thereof) at a purchase price of $0.47 per share (or common stock equivalent in lieu thereof) in a registered direct offering. The Company also entered into definitive agreements to exercise certain outstanding warrants to purchase up to an aggregate of 7,203,504 shares of common stock of the Company originally issued in February 2024, having an exercise price of $1.06 per share, at a reduced exercise price of $0.47 per share. The shares of common stock issuable upon exercise of such outstanding warrants are registered pursuant to an effective registration statement on Form S-1 (No. 333-276537). In a concurrent private placement, the Company has also agreed to issue and sell unregistered Series A-3 warrants to purchase up to an aggregate of 14,358,450 shares of common stock and unregistered Series A-4 warrants to purchase up to an aggregate of 14,358,450 shares of common stock. The Series A-3 warrants and the Series A-4 warrants will have an exercise price of $0.47 per share and will be exercisable beginning on the effective date of stockholder approval of the issuance of the shares of common stock issuable upon exercise of the warrants. The Series A-3 warrants have a term of eighteen months from the date of stockholder approval and the Series A-4 warrants have a term of five years from the date of stockholder approval. The offerings are expected to close on or about August 29, 2024, subject to the satisfaction of customary closing conditions.

H.C. Wainwright & Co. is acting as the exclusive placement agent for the offerings.

The gross proceeds to the Company from the concurrent offerings are expected to be approximately $5 million, before deducting the placement agent’s fees and other offering expenses payable by the Company. The Company currently intends to use the net proceeds from the offerings for continued development of its TAAPTM and MPAR® programs and for working capital. The net proceeds from the offerings will supplement the recently announced $14 million grant award from the National Institutes of Health supporting clinical development of PF614-MPAR, an abuse-deterrent opioid with overdose protection that has received Breakthrough Therapy designation from the FDA.

The securities offered in the registered direct offering (but excluding the unregistered warrants offered in the concurrent private placement and the shares of common stock underlying such unregistered warrants) are being offered and sold by the Company pursuant to a “shelf” registration statement on Form S-3 (Registration No. 333-269157), including a base prospectus, previously filed with the Securities and Exchange Commission (SEC) on January 9, 2023 and declared effective by the SEC on January 17, 2023. The offering of the securities to be issued in the registered direct offering are being made only by means of a prospectus supplement that forms a part of the registration statement. A final prospectus supplement and an accompanying base prospectus relating to the registered direct offering will be filed with the SEC and will be available on the SEC’s website located at http://www.sec.gov. Electronic copies of the final prospectus supplement and accompanying base prospectus may also be obtained by contacting H.C. Wainwright & Co., LLC at 430 Park Avenue, 3rd Floor, New York, NY 10022, by phone at (212) 856-5711 or e-mail at placements@hcwco.com.

The offer and sale of the unregistered warrants described above are being made in a transaction not involving a public offering and have not been registered under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Rule 506(b) of Regulation D promulgated thereunder and, along with the shares of common stock underlying such unregistered warrants, have not been registered under the Securities Act or applicable state securities laws. Accordingly, the unregistered warrants and underlying shares of common stock may not be reoffered or resold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

The Company also has agreed to amend certain existing warrants to purchase up to an aggregate of 2,000,000 shares of common stock that were previously issued in November 2023 and have an exercise price of $1.5675 per share such that the amended warrants will have a reduced exercise price of $0.47 per share effective upon the closing of the offering, and will be exercisable beginning on the effective date of stockholder approval of the issuance of the shares upon exercise of the warrants.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

About Ensysce Biosciences, Inc.

Ensysce Biosciences is a clinical-stage company using its proprietary technology platforms to develop safer prescription drugs. Leveraging its Trypsin-Activated Abuse Protection (TAAPTM) and Multi-Pill Abuse Resistance (MPAR®) platforms, the Company is developing unique, tamper-proof treatment options for pain that minimize the risk of both drug abuse and overdose. Ensysce’s products are anticipated to provide safer options to treat patients suffering from severe pain and assist in preventing deaths caused by medication abuse. The platforms are covered by an extensive worldwide intellectual property portfolio for a wide array of prescription drug compositions. For more information, please visit www.ensysce.com.

Forward-Looking Statements

This release includes “forward-looking statements,” including statements relating to the registered direct offering, the concurrent private placement and the use of proceeds therefrom. Such forward-looking statements are subject to a number of risks and uncertainties, many of which are not under the Company’s control, such as market and other conditions. All statements, except for statements of historical fact, made in this release regarding activities, events or developments the Company expects, believes or anticipates will or may occur in the future, such as statements regarding the consummation of the offering, the satisfaction of closing conditions and the use of proceeds from the offering, are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. All forward-looking statements speak only as of the date of this release. Although the Company believes that the plans, intentions and expectations reflected in or suggested by the forward-looking statements are reasonable, there is no assurance that these plans, intentions or expectations will be achieved. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecasted in such statements. Except as required by law, the Company expressly disclaims any obligation to and does not intend to publicly update or revise any forward-looking statements. The Company cautions you that these forward-looking statements are inherently subject to certain risks and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control. These risks include the risks described under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

Investor Contact

Ensysce Biosciences Company Contact:

Lynn Kirkpatrick, Ph.D.

Chief Executive Officer

(858) 263-4196

Ensysce Biosciences Investor Relations Contact:

MZ Group North America

Shannon Devine

203-741-8811

ENSC@mzgroup.us